UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

-----------------------------------------

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 5, 2019

ESCO TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

9900A Clayton Road, St. Louis, Missouri	63124-1186
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   314-213-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     [   ]                                                                

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

Item 2.02                          Results of Operations and Financial Condition
Today, February 7, 2019, the Registrant is issuing a press release (furnished as Exhibit 99.1 to this report) announcing its fiscal 2019 first quarter financial and operating results.  See Item 7.01, Regulation FD Disclosure, below.

Item 5.02                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At the Registrant's Annual Meeting of Shareholders held on February 5, 2019, the Registrant's shareholders approved an amendment to the Registrant's Employee Stock Purchase Plan (the "ESPP"), increasing by 75,000 the number of shares which could be purchased under the ESPP with matching funds contributed by the Registrant. The amendment was fully described in the Registrant's Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on December 12, 2018. A copy of the ESPP restated to include the approved amendment is attached as Exhibit 10.1.

Item 5.07                          Submission of Matters to a Vote of Security Holders
The 2019 Annual Meeting of the Registrant's stockholders was held on February 5, 2019.  Each of the 25,910,828 shares entitled to vote at the meeting was entitled to one vote on each matter voted on at the meeting.  The affirmative vote of a majority of the shares represented in person or by proxy at the meeting was required to elect each director and to approve each of the other three proposals considered at the meeting.  The vote totals below are rounded down to the nearest whole share, and Broker Non-Votes are not considered to be entitled to vote on the matter in question and are therefore not counted in determining the number of votes required for approval.
At the meeting, there were 24,683,391 shares represented and entitled to vote on one or more matters at the meeting, or 95.26% of the outstanding shares.  The voting on each of the proposals at the meeting was as follows, rounded down to the nearest whole share:
Proposal 1 – Election of Directors:
Nominee	"For"	"Withhold"	Broker Non‑Votes	Percent of Shares Entitled to Vote on the Nominee Voting "For"
Leon J. Olivier	22,396,023	1,052,264	1,235,103	95.51%
Victor L. Richey	22,848,966	599,322	1,235,103	97.44%
Larry W. Solley	19,586,075	3,862,213	1,235,103	83.53%
Because each nominee received a majority of the shares represented at the meeting and entitled to vote on the nominee, all of the nominees were duly elected.
Proposal 2 – Amendment to the Registrant's Employee Stock Purchase Plan to increase by 75,000 the number of shares permitted to be purchased with Registrant matching funds:
"For"	"Against"	"Abstain"	Broker Non‑Votes	Percent of Shares Entitled to Vote on the Proposal Voting "For"
23,422,471	20,518	5,297	1,235,103	99.89%
Because the proposal received a majority of the shares represented at the meeting and entitled to vote on the matter, it was duly approved.
Proposal 3 – Ratification of the Registrant's appointment of KPMG LLP as the Registrant's independent registered public accounting firm for the 2019 fiscal year:
"For"	"Against"	"Abstain"	Broker Non‑Votes	Percent of Shares Entitled to Vote on the Proposal Voting "For"
24,465,776	189,027	28,587	0	99.12%
Because the proposal received a majority of the shares represented at the meeting and entitled to vote on the matter, it was duly approved.
Proposal 4 – Advisory vote on the resolution to approve the compensation of the Registrant's executive officers ("Say on Pay"):
"For"	"Against"	"Abstain"	Broker Non‑Votes	Percent of Shares Entitled to Vote on the Proposal Voting "For"
22,228,159	605,924	614,205	1,235,103	94.80%
Because the proposal received a majority of the shares represented at the meeting and entitled to vote on the matter, it was duly approved.

Item 7.01                          Regulation FD Disclosure
Today, February 7, 2019, the Registrant is issuing a press release (Exhibit 99.1) announcing its fiscal 2019 first quarter financial and operating results.  The Registrant will conduct a related Webcast conference call today at 4:00 p.m. Central Time.  This press release will be posted on the Registrant's web site located at http://www.escotechnologies.com.  It can be viewed through the "Investor Relations" page of the web site under the tab "Press Releases," although the Registrant reserves the right to discontinue that availability at any time.

Item 9.01                          Financial Statements and Exhibits
(d)            Exhibits
Exhibit No.	Description of Exhibit
10.1	Employee Stock Purchase Plan, as amended February 5, 2019
99.1	Press Release dated February 7, 2019

Other Matters
The information in this report furnished pursuant to Item 2.02 and Item 7.01, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 as amended ("Exchange Act") or otherwise subject to the liabilities of that section, unless the Registrant incorporates it by reference into a filing under the Securities Act of 1933 as amended or the Exchange Act.
References to the Registrant's web site address included in this Form 8-K and the exhibits hereto are only textual references, and the Registrant does not intend them to be active links to its web site.  Information contained on the Registrant's web site does not constitute part of this Form 8-K or the exhibits hereto.
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 7, 2019
ESCO TECHNOLOGIES INC.

By:   /s/Gary E. Muenster
Gary E. Muenster
Executive Vice President
 and Chief Financial Officer